                                                                    Exhibit 99.1

   Statement Under Oath of Principal Executive Officer and Principal Financial
Officer on Regarding Facts and Circumstances Relating to Exchange Act Filings on

I, Anthony M. Marlon, M.D., state and attest that:

     (1)  To the  best of my  knowledge,  based  upon a  review  of the  covered reports of Sierra Health  Services,  Inc., and, except as corrected or supplemented in a subsequent covered report:

          o    no covered  report  contained  an untrue  statement of a material fact as of the end of the period  covered  by such  report (or in the case of a report on Form 8-K or definitive  proxy  materials, as of the date on which it was filed); and

          o    no covered  report  omitted to state a material fact necessary to make  the  statements  in the  covered  report,  in  light of the circumstances  under which they were made,  not  misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials,  as of the date on which it was filed).

     (2)  I have  reviewed the  contents of this  statement  with the  Company's
          Audit Committee.

     (3)  In this statement  under oath,  each of the following,  if filed on or before the date of this statement, is a "covered report":

          o    the December 31, 2001 Annual Report on Form 10-K of Sierra Health
               Services, Inc.;

          o    all  reports  on Form  10-Q,  all  reports  on  Form  8-K and all definitive proxy materials of Sierra Health Services,  Inc. filed with the  Commission  subsequent  to the  filing of the Form 10-K identified above; and

          o    any amendments to any of the foregoing.

/S/ Anthony M. Marlon, M.D.                       Subscribed and sworn to
Anthony M. Marlon, M.D.                        before me this   13th   day of
August  13 , 2002                        August   2002.

                                                /S/    Michele Caro
                                                Notary Public

                                                My Commission Expires: 7-11-2005